                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 24, 2002
                Date of report (Date of earliest event reported)


                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
             (Exact name of registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


         1-4858                                            13-1432060
(Commission File Number)                       (IRS Employer Identification No.)


        521 West 57th Street, New York, New York             10019
        -----------------------------------------           ----------
        (Address of principal executive offices)            (Zip Code)


                                 (212) 765-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits:


   Exhibit No.     Description
   -----------     -----------

    99.1 Unaudited historical geographic information with respect to the years 2001 and 2000, reclassified to reflect the reconstituted Europe and Indian Subcontinent regions
                   (as defined below).

    99.2 Unaudited quarterly historical geographic information with respect to the year 2001, reclassified to reflect the reconstituted Europe and Indian Subcontinent regions.

    99.3 Unaudited quarterly pro-forma historical information with respect to the year 2001, reclassified to reflect the businesses disposed of during 2001 and the pro-forma effects of adopting FAS 142, Goodwill and Other Intangible Assets.

ITEM 9. Regulation FD Disclosure

As previously announced, effective January 1, 2001 International Flavors & Fragrances Inc. (the "Company" or "IFF") was reorganized into five geographic regions with an individual manager responsible for each region. The five regions established were North America, Latin America, Asia-Pacific, Europe and Central Asia, Middle East ("CAME"). During the course of 2001, as the integration of Bush Boake Allen Inc. ("BBA") progressed, the Company refined the CAME region further to reflect the current organization and management structure. The CAME region was reconstituted as, and renamed the "Indian Subcontinent" (India, Pakistan and other countries in the Indian Subcontinent). The Central Asia and Middle East operations formerly included in CAME will from January 1, 2002 be included with Europe. North and Latin America and Asia-Pacific were unaffected by the geographic reorganization.

During 2001, the Company sold its formulated fruit and vegetable preparation business in the United States and Brazil, and its Widnes, United Kingdom based aroma chemicals business acquired in the BBA transaction. Pro-forma financial information reflecting IFF's consolidated quarterly results excluding the effects of the sales and operating results of these non-core businesses will be presented.

Effective January 1, 2002 the Company adopted FAS 142, Goodwill and Other Intangible Assets, which eliminates the amortization of goodwill and other indefinite life intangibles.

In anticipation of earnings announcements for 2002, the following information is being furnished as a result of or otherwise in connection with the further refinement related to the reorganization of the regions, disposal of the non-core businesses and the effects of adopting FAS 142.

1. Unaudited historical geographic information with respect to the years 2001 and 2000, reclassified to reflect the reconstituted Europe and Indian Subcontinent regions.
2. Unaudited quarterly historical geographic information with respect to the year 2001, reclassified to reflect the reconstituted Europe and Indian Subcontinent regions.
3. Unaudited pro-forma historical information with respect to the year 2001, reclassified to reflect the businesses disposed of during 2001 and the pro-forma effects of adopting FAS 142.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INTERNATIONAL FLAVORS & FRAGRANCES INC.

                               By: /s/ Douglas J. Wetmore
                                   -------------------------------------
                                   Name:  Douglas J. Wetmore
                                   Title: Senior Vice President and
                                          Chief Financial Officer


Dated: April 24, 2002


                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Unaudited historical geographic information with respect to the years 2001 and 2000, reclassified to reflect the reconstituted Europe and Indian Subcontinent regions (as defined below).

99.2 Unaudited quarterly historical geographic information with respect to the year 2001, reclassified to reflect the reconstituted Europe and Indian Subcontinent regions.

99.3 Unaudited quarterly pro-forma historical information with respect to the year 2001, reclassified to reflect the businesses disposed of during 2001 and the pro-forma effects of adopting FAS 142, Goodwill and Other Intangible Assets.